UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.875% Notes due 2028	WHFCL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definitive Agreements.

On June 10, 2025, (the “Closing Date”), WhiteHorse Finance, Inc. (the “Company”) completed a $298.15 million term debt securitization transaction (the “CLO Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company.  The secured notes and subordinated notes issued in the CLO Transaction and the secured loan borrowed in the CLO Transaction were issued and incurred by the Company’s consolidated subsidiary, WhiteHorse Finance CLO I, LLC, a Delaware limited liability company (the “Issuer”), and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the Issuer.

The CLO Transaction was executed by (A) the issuance of the following classes of notes pursuant to an Indenture and Security Agreement, dated as of the Closing Date (the “Indenture”), by and among the Issuer and The Bank of New York Mellon Trust Company, National Association (“BNY”): (i) $0 of AAA(sf) Class A-L Notes, which outstanding amount may be increased upon conversion of the Class A-L loans, and which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.70%, (ii) $164 million of AAA(sf) Class A Notes, which bear interest at three-month SOFR plus 1.70%, (iii) $30 million of AA(sf) Class B Notes, which bear interest at three-month SOFR plus 2.15%, (iv) $24 million of A(sf) Class C Notes, which bear interest at three-month SOFR plus 2.80%, (together, the “Secured Notes”) and (v) $70.15 million of subordinated notes (“Subordinated Notes”) and (B) the borrowing by the Issuer of $10.0 million under AAA(sf) convertible Class A-L loans (the “Class A-L Loans”, and collectively with the Secured Notes and Subordinated Notes, the “Debt”), which outstanding amount may be reduced by the corresponding amount upon a conversion of the Class A-L Loans, and which bear interest at three-month SOFR plus 1.70%, under a credit Agreement (the “Loan Agreement”), dated as of the Closing Date, by and among the Issuer, as borrower, various financial institutions, as lenders, and BNY, as loan agent and as trustee.  The Class A-L Loans and the Secured Notes are secured by below investment-grade middle market loans, the participation interests therein and other assets of the Issuer.  The Debt is scheduled to mature on May 25, 2037.

The Company will continue to retain the Subordinated Notes. Through no later than May 25, 2029, a portion of the proceeds received by the Issuer from the loans securing the Class A-L Loans and the Secured Notes may be used by the Issuer to purchase additional middle market loans under the direction of H.I.G. Capital, LLC (the “Investment Manager”), and in accordance with the requirements of the Indenture, a collateral management agreement dated as of the Closing Date, by and among the Issuer, the Investment Manager and BNY, in its capacity as collateral administrator for the Issuer (the “Collateral Administrator”) and the Company’s investing strategy and ability to originate eligible middle market loans.

The Class A-L Loans and the Secured Notes are the secured obligations of the Issuer, and the Indenture and the Loan Agreement include customary covenants and events of default.  The Secured Notes and the Subordinated Notes have not been registered under the Securities Act of 1933, as amended, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration. BNY is entitled to receive fees for providing services as the Collateral Administrator

The above descriptions of the documentation related to the CLO Transaction and other arrangements entered into on or prior to the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 2.03. Creation of Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

This report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties.

Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

The Company may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from its historical experience and present expectations.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits:

99.1*Indenture and Security Agreement, dated as of June 10, 2025, by and among WhiteHorse Finance CLO I LLC, as issuer, and The Bank of New York Mellon Trust Company, National Association, as trustee and as collateral agent.

99.2*Class A-L Loan Agreement, dated as of June 10, 2025, by and among WhiteHorse Finance CLO I LLC, as borrower, the various financial institutions party thereto from time to time, as lenders, and The Bank of New York Mellon Trust Company, National Association, as collateral agent and as loan agent and as Trustee.

99.3*Collateral Administration Agreement, dated as of June 10, 2025, by and among WhiteHorse Finance CLO I LLC, H.I.G. Capital, LLC, in its capacity as investment manager, and The Bank of New York Mellon Trust Company, National Association, in its capacity as collateral administrator.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Portions of this exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because they (i) are not material and (ii) are of the type that the Company treats as private or confidential. The Company undertakes to promptly provide an unredacted copy of this exhibit on a supplemental basis, if requested by the Securities and Exchange Commission or its staff.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2025	WHITEHORSE FINANCE, INC.

	By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer